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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         March 31, 1997
                                                 -------------------------------

                             RINGER CORPORATION
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       (Exact name of small business issuer as specified in its charter)


         Minnesota                0-18921                      41-0848688
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(State or other jurisdiction    (Commission                   (IRS Employer
     of incorporation)          File Number)              Identification Number)


9555 James Avenue South, Suite 200, Bloomington,  Minnesota           55431-2543
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (612) 703-3300
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            9959 Valley View Road, Eden Prairie, Minnesota  55344
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         (Former name or former address, if changed since last report.)
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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

                 On March 31, 1997, Ringer Corporation (the "Company") acquired substantially all of the assets of Dexol Industries, Inc. ("Dexol"), a California-based privately-held corporation which manufactures and markets pesticide products for the homeowner market through nationally recognized retailers and major distributors. The effective date of this transaction for valuation and accounting purposes is March 1, 1997.

                 Consideration for the purchase of the Dexol assets included
                 (a) the issuance of an installment promissory note for $1,500,000 bearing simple interest at prime plus 3/4% per annum with monthly payments of $1,600 principal plus accrued interest and a balloon payment to retire the promissory note on December 15, 2000, (b) the issuance of 1,059,340 shares of the Company's restricted common stock valued at $1,397,000,
                 (c) the assumption of certain current liabilities of Dexol and
                 (d) an earnout payable in additional shares of the Company's restricted common stock valued at up to $455,000 if certain contingencies are met.

                 The Company plans to fund cash requirements related to this transaction through borrowings from its seasonal bank line of credit and from cash provided by operations.




ITEM 7.          FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND
                 EXHIBITS


         (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                 It is impractical to include Dexol financial statements at this time. The Company intends to file, in an amendment hereto, such financial statements as soon as practicable but no later than 60 days from the date of this filing.


         (b)     PROFORMA FINANCIAL INFORMATION

                 It is impractical to include proforma financial information at this time. The Company intends to file, in an amendment hereto, proforma financial information as soon as practicable but no later than 60 days from the date of this filing.





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         (c)     EXHIBITS

                 The following exhibits are filed with this report:


         Exhibit Number and Description

         2.1 Agreement for Purchase and Sale of Assets by and between Ringer Corporation and Dexol Industries, Inc.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RINGER CORPORATION





Dated:   April 15, 1997           By /S/ Mark G. Eisenschenk
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                                        Mark G. Eisenschenk
                                        Vice President of Finance and Chief
                                          Financial Officer
                                          (principal financial officer)





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